Unlocking Value March 2018 Exhibit 99.1

Safe Harbor Statement Statements in or accompanying this presentation that relate to or are based on plans, projections, expectations, assumptions, future events and results are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations identify forward-looking statements. Many factors could affect Tejon Ranch Co.’s (“TRC”) actual results, and variances from TRC’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. The potential risks and uncertainties include, but are not limited to, market and economic forces, availability of financing for land development activities, competition and success in obtaining various governmental approvals and entitlements for land development activities. For a detailed description of risks and uncertainties that could cause differences please refer to TRC’s periodic filings with the Securities and Exchange Commission. TRC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to unduly rely on these forward-looking statements.

Tejon Ranch at a Glance 270,000 acres of contiguous land Large-scale master planned real estate development Commercial/industrial real estate development Mineral resources (oil & gas, minerals, water sales) Farming Ranch operations Diversified real estate development and agribusiness company operating in five business segments

Investment in a California Legacy Track record of success Navigating development process/securing entitlements Unlocking asset value to drive profitable growth and cash flow Uniquely positioned to significantly monetize tens of thousands of acres of raw land in California Ownership of largest contiguous piece of private land in California, strategically located in the path of growth Clear strategic vision to create significant value as a fully integrated real estate development company Strong foundation supported by diversified operations Committed, experienced executive team to drive shareholder value value Assets, strategy and team to drive meaningful long-term shareholder value

Strategically and Geographically Positioned

Track Record of Success History of successfully navigating California’s complex regulatory landscape ENTITLEMENT PROCESS Create development plan SECURE STATE AND FEDERAL PERMITS Obtain necessary permits to develop land State Department of Fish and Wildlife, Regional Water Quality Control Board and US Army Corps of Engineers Properties: Grapevine at Tejon Ranch Detailed maps showing exact locations of all lots and engineering and systems infrastructure, including water and sewer Properties: Mountain Village at Tejon Ranch Prepare environmental impact report Obtain approval of local governing body—City Council or County Board of Supervisors Properties: Centennial at Tejon Ranch TRACT MAPS CONSTRUCTION PERMITS Obtain permitting to commence construction Properties: Tejon Ranch Commerce Center

Case Study: Development Process 1997 Public announcement of development 1998 350-acre development approved by Kern County Board of Supervisors 1999 Petro Travel Plaza opens 2001 IKEA Distribution Center opens 1995 2003 1100-acre expansion approved by Kern County Board of Supervisors Approval challenged by Center for Biological Diversity (CBD); judge orders preparation of Supplemental Environmental Impact Report (SEIR) 2005 Kern County Board of Supervisors certify SEIR and reapprove project expansion 2006 Judge rules SEIR satisfies his order; decision is appealed by CBD 2007 5th District Court of Appeals affirms judge’s decision 2002 Dermody Partners JV spec building opens 2009 Famous Footwear DC Opens TA Travel Center opens on East Side 2012 Caterpillar Distribution Center opens Dollar General Distribution Center opens 2014 Outlets at Tejon opens 2000 2005 2010 2015

Case Study: Unlocking Asset Value to Drive Profitable Growth Industrial Land Raw land $1,500/acre * Prices quoted in marketplace and dependent on size of lot and final use. $130,680 - $261,360/acre OR $3.00 - 6.00 per sq. ft.* Commercial/Retail Land $261,360 - $1,176,120/acre OR $6.00 - $27.00 per sq. ft.* Post Entitlement Developable Land Resources and strategy to transform raw land into a monetizable real estate asset to drive shareholder value

Uniquely Positioned to Significantly Monetize Tens of Thousands of Acres of Raw California Land Tejon Ranch is a select location where large-scale development can and will occur Largest contiguous piece of private land in California Extensive development regulations create high barriers to entry, limiting players who can engage in real estate activity at this scale

4.8M sq. ft. already developed Additional 15.4M sq. ft. of commercial/industrial space available for development Tejon Ranch Commerce Center Together expected to include 34,783 residential units and 15.4M sq. ft. of commercial space Mountain Village Centennial Grapevine Clear Strategic Vision Positioned to deliver significant value as a fully integrated real estate development company

15.1M sq. ft. of monetizable industrial space Tejon Ranch Commerce Center Industrial Real Estate Development MAJOR DISTRIBUTION CENTERS

Tejon Ranch Commerce Center Commercial/Retail Real Estate Development 324,000 sq. ft. of monetizable commercial/retail space MAJOR RETAIL OPERATIONS

Solid Growth at Tejon Ranch Commerce Center 2014 2015 2016 2017* $6.3 M $8.5 M$9.7 M $7.5 M Annual Recurring Revenues * 2017 decline due to reductions in joint venture earnings. Recurring lease and fee revenue increased 8.8% over 2016.

Mountain Village at Tejon Ranch: Resort Real Estate Development Mountain Village: Located in one of the most beautiful parts of Tejon Ranch, about an hour from Los Angeles, designed to embrace area’s natural beauty and act as private escape for city residents Tentative Tract Map approved Covers first 752 lots Now in engineering to produce conforming final maps; last step before construction permits can be granted Project Entitlements: 3,450 homes 750 hotel keys 160,000 sq. ft. of commercial

Centennial at Tejon Ranch: Residential Real Estate Development 19,333 residential units and 10.1M sq. ft. of commercial space Received Los Angeles County Board of Supervisors approval in 2015, providing land use designations and zoning Specific Plan submitted to Regional Planning Next steps: Planning Commission and Board of Supervisors approval (targeting mid-to-late 2018) environmental stewardship ~ economic vitality ~ community life ~ smart growth principles Centennial: A large-scale residential and mixed-use community in Los Angeles County that will address region’s housing and local needs, while embracing sustainability and conservation

Grapevine at Tejon Ranch: Residential Real Estate Development Half hour from Bakersfield; less than hour from Northern LA County, Santa Clarita and Valencia Entitlements approved by Kern County Board of Supervisors in December 2016 12,000 residential units and 5.1M sq. ft. of commercial development Grapevine: Located adjacent to Tejon Ranch Commerce Center (TRCC) at base of the foothills in the San Joaquin Valley, will support and expand economic development activity taking place at TRCC

Compelling Macro Trends Expected to continue rising, buoyed by diversified California economy Expected to continue rising due to scarcity of entitleable land in California POPULATION GROWTH MEDIAN HOUSING PRICE GROWTH Source: National Association of Realtors; Moody’s Analytics, (values are approximate) Source: US Census Bureau; Moody’s Analytics, (values are approximate) 424% 366% 85% 61% 171% Kern County 479,000 886,000 1,300,000 LA Basin 11,100,000 17,900,000 20,400,000 84% Kern County $43,700 $222,000 LA County $99,700 $553,300 408% 455%

FARMING REVENUE MINERAL RESOURCES REVENUE $16.4 Million in 2017 $5.9 Million in 2017 Strong Foundation Supported by Diversified Operations Steady cash flow generated from diversified operations enables investment in entitlement and development of real estate assets * Other in “Farming Revenue” chart includes other farming revenue; Other in “Mineral Resources” chart includes land lease for oil exploration and reimbursable costs.

Operating Segment Revenue ($ in thousands) 2015 2016 2017 Real Estate Commercial/Industrial (Including Joint Ventures) $ 14,596 $ 16,536 $ 13,630 Mineral Resources 15,116 14,153 5,983 Farming 23,836 18,648 16,434 Ranch Operations 3,923 3,338 3,837 Investment/Gain on Sale/Other 909 1,659 615 Total Revenue $ 58,380 $ 54,334 $ 40,499 Adjusted EBITDA (Non GAAP) $ 16,385 $ 14,650 $ 12,112

Strong Balance Sheet and Cash Flow ($ in thousands) 2015 2016 2017 Cash/Marketable Securities* $ 34,745 $ 27,933 $ 90,975 Total Assets 431,919 439,701 518,199 Long-Term Debt 74,038 73,706 69,820 Stockholders’ Equity 291,634 305,875 398,242 Cash Flow from Operations 16,968 5,585 9,830 Committed to maintaining financial flexibility *Completed rights offering in fall 2017 raising approximately $90 million.

Strong, Experienced Executive Team Over 25 years of real estate, land acquisition, development & financing experience Since joining Tejon in 2013, has led as COO and now as CEO Successful master planned community developer Formerly led Newland Communities’ western region Allen Lyda Executive VP, CFO and Corporate Treasurer Over 30 years of financial experience Has led Tejon as CFO since 1990 Former Senior Vice President and Controller of American National Bank Hugh F. McMahon Executive VP – Real Estate Over 26 years experience in real estate development Since joining Tejon in 2001, has successfully executed development of TRCC and now leads Mountain Village development efforts Joseph N. Rentfro Executive VP – Real Estate Over 25 years of real estate experience, including the highest profile development projects in the US and United Arab Emirates Former VP and General Manager at The St. Joe Company Previously held executive positions at Aramark Corporation and Marriott Committed to executing on strategic initiatives and creating value for shareholders Gregory S. Bielli President & CEO Mike Houston Senior VP – General Counsel Former City Attorney for City of Anaheim, CA Extensive experience in corporate governance, municipal law, real estate, land use and environmental issues

Investment in a California Legacy Track record of success Navigating development process/securing entitlements Unlocking asset value to drive profitable growth and cash flow Uniquely positioned to significantly monetize tens of thousands of acres of raw land in California Ownership of largest contiguous piece of private land in California, strategically located in the path of growth Clear strategic vision to create significant value as a fully integrated real estate development company Strong foundation supported by diversified operations Committed, experienced executive team to drive shareholder value value Assets, strategy and team to drive meaningful long-term shareholder value

Thank You Barry Zoeller VP of Corporate Communications & Investor Relations bzoeller@tejonranch.com (661) 663-4212 www.TejonRanch.com/InvestorRelations Assets, strategy and team to drive meaningful long-term shareholder value